EXHIBIT 24


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY and ROGER L. SANDERS, II, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person a Registration Statement of FEDERAL PAPER BOARD COMPANY, INC., on Form S-8 relating to the registration of up to 1,500,000 additional shares of the Corporation's common stock issued from time to time in connection with the Corporation's 1992 Key Employees Stock Option Plan and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  August 15, 1995

                              /s/ John R. Kennedy
                              John R. Kennedy



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY and ROGER L. SANDERS, II, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person a Registration Statement of FEDERAL PAPER BOARD COMPANY, INC., on Form S-8 relating to the registration of up to 1,500,000 additional shares of the Corporation's common stock issued from time to time in connection with the Corporation's 1992 Key Employees Stock Option Plan and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:  August 15, 1995

                              /s/ Robert D. Baldwin
                              Robert D. Baldwin

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY and ROGER L. SANDERS, II, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person a Registration Statement of FEDERAL PAPER BOARD COMPANY, INC., on Form S-8 relating to the registration of up to 1,500,000 additional shares of the Corporation's common stock issued from time to time in connection with the Corporation's 1992 Key Employees Stock Option Plan and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  August 15, 1995

                              /s/ W. Mark Massey, Jr.
                              W. Mark Massey, Jr.



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY and ROGER L. SANDERS, II, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person a Registration Statement of FEDERAL PAPER BOARD COMPANY, INC., on Form S-8 relating to the registration of up to 1,500,000 additional shares of the Corporation's common stock issued from time to time in connection with the Corporation's 1992 Key Employees Stock Option Plan and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  August 15, 1995

                              /s/ Thomas L. Cassidy
                              Thomas L. Cassidy


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY and ROGER L. SANDERS, II, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person a Registration Statement of FEDERAL PAPER BOARD COMPANY, INC., on Form S-8 relating to the registration of up to 1,500,000 additional shares of the Corporation's common stock issued from time to time in connection with the Corporation's 1992 Key Employees Stock Option Plan and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:  August 15, 1995

                              /s/ W. Ran Clerihue
                              W. Ran Clerihue



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY and ROGER L. SANDERS, II, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person a Registration Statement of FEDERAL PAPER BOARD COMPANY, INC., on Form S-8 relating to the registration of up to 1,500,000 additional shares of the Corporation's common stock issued from time to time in connection with the Corporation's 1992 Key Employees Stock Option Plan and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  August 15, 1995

                              /s/ James T. Flynn
                              James T. Flynn



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY and ROGER L. SANDERS, II, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person a Registration Statement of FEDERAL PAPER BOARD COMPANY, INC., on Form S-8 relating to the registration of up to 1,500,000 additional shares of the Corporation's common stock issued from time to time in connection with the Corporation's 1992 Key Employees Stock Option Plan and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  August 15, 1995

                              /s/ Edmund J. Kelly
                              Edmund J. Kelly



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY and ROGER L. SANDERS, II, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person a Registration Statement of FEDERAL PAPER BOARD

COMPANY, INC., on Form S-8 relating to the registration of up to 1,500,000 additional shares of the Corporation's common stock issued from time to time in connection with the Corporation's 1992 Key Employees Stock Option Plan and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  August 15, 1995

                              /s/ John L. Kelsey
                              John L. Kelsey